RREEF
REAL ESTATE
SECURITIES
FUND


SEMI-ANNUAL REPORT



APRIL 30, 1997(UNAUDITED)


[LOGO]

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------



Dear Shareholder,

As you know, the RREEF Real Estate Securities Fund was recently merged with and into the American Century Real Estate Fund. We are very enthusiastic about the benefits of this to current shareholders, particularly with respect to the transfer  agency  capabilities  of  American  Century  and  the  diversification benefits of broader distribution. RREEF Real Estate Securities Advisors continues as the investment manager through a subadvisory relationship.

The semi-annual report for the RREEF Fund is enclosed for your review. In addition, below, I provide some commentary with respect to the market events during the first quarter of 1997, and our outlook for the market for the remainder of the year.

During the first quarter the REIT market continued the positive momentum generated during 1996 with a total return for the Wilshire REIT Index of 1.0 percent. This compares to a total return in the S&P 500 of 2.7 percent during the same period. The first quarter performance, while positive, represents a dramatic reduction from the stellar performance during the fourth quarter of 1996 (20 percent). In fact, three sectors reported negative performance during the quarter: self-storage, manufactured housing and factory outlet.

Over $4.2 billion in equity capital was raised during the first quarter in 45 different offerings. Two IPO's came to the market: Kilroy, an office company, raised $330 million in January, and Golf Trust of America raised $80 million in February. IPO activity may accelerate as several companies primarily in the office sector have filed registrations in preparation for common share offerings. Nevertheless, continuing the trend of the last several quarters, secondary offerings dominated capital raising with the larger issuers including Spieker ($345 million), TriNet ($202 million), Reckson ($195 million) and Liberty ($184 million).

It was a relatively quiet quarter for mergers,  with one significant  exception:
Vornado Realty announced an agreement to purchase the Mendik Company for $654 million. Mendik, a sizable New York office company, diversifies Vornado out of its retail emphasis and highlights the industry-wide trend of larger companies pursuing external growth through diversification by product type or geographic area. Management's ability to successfully execute diversification strategies will be an important part of company analysis going forward.




2









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PRESIDENT'S LETTER (continued)
--------------------------------------------------------------------------------




RREEF Real Estate Securities Advisors continues to believe in the attractiveness of select investment opportunities in the REIT market given solid real estate fundamentals. Also, dividend payout ratios are generally in the 80 percent range of FFO, indicating a comfort margin. Finally, reasonable estimates for internal and external growth for well positioned companies result in 1998 earnings estimates and associated price/earnings multiples that are comfortable within historical ranges. For these reasons, we believe current pricing is generally reasonable, and do not anticipate a significant correction, unless capital flows are disrupted due to external factors.

Thank you again for your continued confidence.

Sincerely,

/s/ Kim G. Redding

Kim G. Redding
Principal

                                                                               3








RREEF REAL ESTATE SECURITIES FUND

PORTFOLIO OF INVESTMENTS
APRIL 30,1997 (UNAUDITED)
====================================================================================================================================
                                                                                                   MARKET              PERCENT OF
DESCRIPTION                                                                   SHARES               VALUE               NET ASSETS
-----------                                                                   ------               -----               ----------


REAL ESTATE INVESTMENT TRUSTS

APARTMENTS
Apartment Investment & Management Company Cl A                                14,000              $ 388,500
Security Capital Atlantic                                                     10,100                217,150
                                                                                               ------------
                                                                                                    605,650                2.9%
                                                                                               ------------
MULTI-FAMILY RESIDENTIAL
Avalon Properties, Inc                                                        18,900                498,488
Bay Apartment Communities                                                     14,516                486,286
Camden Property Trust                                                         30,148                821,533
Equity Residential Properties Trust                                           23,800              1,041,250
Essex Property Trust Inc                                                      26,800                783,900
Gables Residential Trust                                                      16,600                410,850
United Dominion Realty Trust                                                  58,700                807,125
                                                                                               ------------
                                                                                                  4,849,432                23.6%
                                                                                               ------------
HOTELS
American General Hospitality                                                   2,000                 49,250
Felcor Suite Hotels, Inc                                                      31,000              1,112,125
Innkeepers USA Trust                                                          35,000                490,000
Patriot American Hospitality                                                  10,600                227,900
Starwood Lodging Trust                                                        31,550              1,214,675
                                                                                               ------------
                                                                                                  3,093,950                15.0%
                                                                                               ------------
INDUSTRIAL
Centerpoint Properties Corporation                                            26,400                795,300
Duke Realty Investments                                                       19,200                705,600
Liberty Property Trust                                                        33,100                798,538
Weeks Corporation                                                             11,900                373,360
                                                                                               ------------
                                                                                                  2,672,798                13.0%
                                                                                               ------------
OFFICE
Cali Realty Corporation                                                       27,500                811,250
Carramerica Reality Corporation                                               38,500              1,073,188
Cousins Properties Inc                                                        17,200                440,750
Crescent Real Estate Equity Company                                           42,000              1,102,500
Highwood Properties, Inc                                                      32,800              1,020,900
Kilroy Realty Corporation                                                     16,900                397,150
Reckson Associates Realty Corporation                                         38,200                883,375
Spieker Properties, Inc                                                        4,000                139,500
                                                                                               ------------
                                                                                                  5,868,613                28.5%
                                                                                               ------------


              See accompanying notes to the financial statements.

4








RREEF REAL ESTATE SECURITIES FUND
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)
====================================================================================================================================

                                                                                                  MARKET          PERCENT OF
DESCRIPTION                                                                   SHARES               VALUE          NET ASSETS
-----------                                                                   ------               -----          ----------

REGIONAL MALLS
CBL & Associates Properties                                                   21,200              $ 500,850
General Growth Properties                                                     22,400                714,000
Macerich Company                                                              26,900                699,400
Mills Corporation                                                             11,900                298,988
                                                                                               ------------
                                                                                                  2,213,238           10.8%
                                                                                               ------------

STORAGE
Public Storage, Inc.                                                          30,300                814,313            4.0%
                                                                                               ------------

TOTAL REAL ESTATE INVESTMENT TRUSTS (at Amortized Cost)                                          20,117,994
                                                                                               ------------



TOTAL INVESTMENTS (Cost $ 18,959,307*)                                                           20,117,994           97.8%
Excess of Other Assets over Liabilities                                                             456,305            2.2%
                                                                                               ------------   -------------
NET ASSETS                                                                                     $ 20,574,299          100.0%
                                                                                               ============   ============

* Aggregate cost for Federal tax purposes.




              See accompanying notes to the financial statements.

                                                                               5








RREEF REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)
====================================================================================================================================


ASSETS:
     Investments, at value (cost $18,959,307)                                                                 $      20,117,994
     Cash                                                                                                               957,874
     Receivable for investments sold                                                                                          0
     Dividends and interest receivable                                                                                   63,963
     Net receivable from Adviser                                                                                         52,448
     Unamortized organizational expenses (Note 1)                                                                        66,398
                                                                                                                ----------------
         Total assets                                                                                                21,258,677
                                                                                                                ----------------

LIABILITIES:
     Payable for investments purchased                                                                                  651,895
     Accrued expenses                                                                                                    32,483
                                                                                                                ----------------
         Total liabilities                                                                                              684,378
                                                                                                                ----------------

NET ASSETS (equivalent to $13.80 per share based on 1,490,611
shares outstanding, unlimited shares authorized)*                                                             $      20,574,299
                                                                                                                ================

NET ASSETS CONSIST OF:
     Paid-in capital                                                                                          $      18,705,538
     Undistributed net investment income                                                                                216,119
     Accumulated net realized gain                                                                                      493,955
     Net unrealized appreciation of investments                                                                       1,158,687
                                                                                                                ----------------
         NET ASSETS                                                                                           $      20,574,299
                                                                                                                ================


     * Shares of the Fund are sold and redeemed at net asset value.




6
              See accompanying notes to the financial statements.










RREEF REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
====================================================================================================================================


INVESTMENT INCOME:
     Dividends                                                                                                $         316,403
     Interest                                                                                                            31,107
                                                                                                                ----------------
         Total income                                                                                                   347,510
                                                                                                                ----------------

EXPENSES:
     Management fees (Note 2)                                                                                            45,354
     Custodian, transfer agent and administration fees                                                                   88,253
     Insurance                                                                                                           11,650
     Directors fees                                                                                                      11,100
     Legal fees                                                                                                          10,821
     Amortization of organizational expense                                                                               9,707
     Other                                                                                                               16,053
                                                                                                                ----------------
         Total expenses                                                                                                 192,938
         Less: fees waived and expenses reimbursed by Adviser (Note 2)                                                 (132,467)
                                                                                                                ----------------
         Net expenses                                                                                                    60,471
                                                                                                                ----------------
            Net investment income                                                                                       287,039
                                                                                                                ----------------

REALIZED AND UNREALIZED GAINS:
         Net realized gain on investments                                                                               489,389
         Net change in unrealized appreciation on investments                                                           415,430
                                                                                                                ----------------

            Net realized and unrealized gain on investments                                                             904,819
                                                                                                                ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $       1,191,858
                                                                                                                ================

               See accompanying notes to the financial statements.             7









RREEF REAL ESTATE SECURITIES FUND


STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                        SIX MONTHS ENDED
                                                                                         APRIL 30, 1997             YEAR ENDED
                                                                                          (UNAUDITED)            OCTOBER 31, 1996
                                                                                      ---------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                          $              287,039   $              289,352
     Net realized gain                                                                             489,389                  198,658
     Change in net unrealized appreciation on investments                                          415,430                  825,847
                                                                                      ---------------------    ---------------------
     Net increase/(decrease) in net assets resulting from operations                             1,191,858                1,313,857

Distributions to shareholders from:
     Net investment income                                                                        (158,728)                (155,292)
     Realized capital gains                                                                       (195,877)                       -
                                                                                      ---------------------    ---------------------
     Total distributions                                                                          (354,605)                (155,292)

     Net increase in net assets resulting
         from Fund share transactions (Note 4)                                                  12,527,690                3,067,828
                                                                                      ---------------------    ---------------------

     Total increase in net assets                                                               13,364,943                4,226,393

NET ASSETS:
     Beginning of period                                                                         7,209,356                2,982,963
                                                                                      ---------------------
                                                                                                               ---------------------

     End of period (including undistributed net investment
         income of $216,119 and $87,808  respectively)
                                                                                    $           20,574,299   $            7,209,356
                                                                                      =====================    =====================



8              See accompanying notes to the financial statements.










RREEF REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD)
====================================================================================================================================
                                                                      SIX MONTHS ENDED
                                                                       APRIL 30, 1997           YEAR ENDED           PERIOD ENDED
                                                                        (UNAUDITED)          OCTOBER 31, 1996      OCTOBER 31, 1995*
                                                                     -------------------   --------------------   ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $     12.29       $           9.82        $           10.00
                                                                        ------------           ------------            -------------

Income from investment operations:
   Net investment income                                                     0.34                   0.55                     0.07
   Net realized and unrealized gain (loss) on investments                    1.70                   2.27                    (0.25)
                                                                        ------------           ------------            -------------
       Total from investment operations                                      2.04                   2.82                    (0.18)
                                                                        ------------           ------------            -------------

Less distributions to shareholders from:
   Net investment income                                                    (0.24)                 (0.35)                    -
   Net realized capital gains                                               (0.29)                  -                        -
                                                                        ------------           ------------            -------------
       Total distributions to shareholders                                  (0.53)                  -                        -
                                                                        ------------           ------------            -------------

NET ASSET VALUE, END OF PERIOD                                        $     13.80       $          12.29        $            9.82
                                                                        ============           ============            =============

AGGREGATE TOTAL RETURN                                                      16.80%                 29.28%                   (1.80%)


RATIOS/SUPPLEMENTAL DATA:

   Net expenses as a percentage of
       average net assets                                                    1.00%                  1.00%                    1.50%**
   Net investment income as a percentage of
       average net assets                                                    4.75%                  5.84%                    6.66%**
   Portfolio turnover rate                                                     36%                    86%                       0%
   Average broker commission rate                                     $     0.0525      $         0.0545        $            ----
   Net assets, end of period (000's)                                  $     20,574      $          7,209        $           2,983


   The Adviser has voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the Fund. The Custodian has waived part of its fees for balance credits given to the Fund. Without these waivers of fees and reimbursement of expenses, the ratios of expenses and net income as a percentage of average net assets would have been:

   Net expenses as a percentage of
       average net assets                                                    3.19%                  6.83%                  14.83%**

   Net investment income as a percentage of
       average net assets                                                    2.56%                  0.01%                  (6.67%)**
   ---------------------------------------------------------------
    *  The Fund commenced operations on September 21, 1995.
   **  Annualized





              See accompanying notes to the financial statements.              9







RREEF REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     RREEF Real Estate Securities Fund (the "Fund") is a series of RREEF Securities Fund, Inc. (the "Company"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open end, non-diversified management investment company. The Company was organized in Maryland on March 15, 1995 and commenced operations on September 21, 1995. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


     PORTFOLIO VALUATION


     Equity securities listed or regularly traded on a securities exchange (including NASDAQ) are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued according to the broadest and most representative market as determined by RREEF Real Estate Securities Advisers L.P. (the "Adviser"). Other equity securities and those listed securities that are not traded on a particular day are valued at the mean between the latest bid and asked prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund as authorized by the Board of Directors.


     REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The collateral is marked to market daily to ensure that the market value including accrued interest of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited. The Fund will enter into repurchase agreements only with dealers or banks determined by the Adviser to present minimal credit risks pursuant to procedures established by the Board of Directors to evaluate creditworthiness.


10








RREEF REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


     TAXES


     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). The Fund intends to distribute to shareholders all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders within the prescribed time periods. Accordingly, no provision for federal income or excise tax is provided.


     DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to declare distributions from net investment income, if any, semi-annually. The Fund intends to distribute capital gains, if any, annually.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, excise tax regulations and utilization of capital loss carryovers. Permanent differences relating to shareholder distributions will result in reclassifications to paid-in capital.


     INVESTMENT TRANSACTIONS AND INCOME


     Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net realized gain or loss on securities sold, the cost of securities is determined on the identified cost basis.


     DEFERRED ORGANIZATION EXPENSES


     Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period beginning on the commencement of operations. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of redemption.


     INVESTMENT RISK


     There are certain additional risks involved in investing in Real Estate Investment Trusts ("REITs") than a more diversified portfolio of investments. The Fund may be subject to certain risks similar to those associated with direct ownership of real estate including: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk.


                                                                              11






RREEF REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund pays the Adviser, for management and investment advisory services, a fee at an annual rate of 0.75% of daily net assets of the Fund up to $100 million and 0.65% on daily net assets in excess of $100 million. The Adviser has agreed, at least until June 15, 1997, to waive its fee and additionally reimburse the Fund to the extent the Fund's annual expenses (including management fee but excluding taxes, interest, extraordinary expenses and brokerage commissions or transaction costs) exceed 1.00% of average daily net assets.

     Certain Officers and Directors of the Fund are also Officers or Directors of the Adviser, or Investors Bank and Trust Company ("Investors Bank"). Officers and Directors of the Adviser and Investors Bank do not receive any compensation from the Fund for serving as Director or Officer of the Fund.

     The Fund has entered into an expense offset arrangement as part of its Custody agreement with Investors Bank. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at Investors Bank.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from the sale of securities, excluding short-term investments, for the six months ended April 30, 1997 were $16,438,094 and $4,170,325 respectively.

     The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


          Aggregate cost                         $     18,959,307
                                                 ----------------

          Gross unrealized depreciation                   (76,032)
          Gross unrealized appreciation                 1,234,719
                                                 ----------------

          Net unrealized appreciation            $      1,158,687
                                                 ----------------


12








RREEF REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

4.  SHARE TRANSACTIONS

     The Articles of Incorporation of the Company permits the Directors to issue 2,000,000,000 shares of capital stock (par value $.001 per share), 500,000,000 shares of which are classified as shares of the Fund. Transactions in Fund shares during the periods indicated were as follows:

                                                         Six Months Ended                  Year Ended
                                                          April 30, 1997                October 31, 1996
                                                    --------------------------------------------------------
                                                       Dollars        Shares          Dollars        Shares
                                                       -------        ------          -------        ------

         Shares sold                                $12,273,140       884,670       $2,954,839       272,098
         Shares issued to shareholders in
           reinvestment of distributions                296,750        22,722          116,612        10,855
         Shares repurchased                             (42,200)       (3,164)          (3,623)         (339)

         NET INCREASE                               $12,527,690       904,228       $3,067,828       282,614
                                                    ===========       =======       ==========       =======



5.  PRINCIPAL SHAREHOLDERS

     Two shareholders, each owning greater than 10% of the outstanding shares of the Fund, cumulatively own 55% of the outstanding shares.


5.  MERGER

     Effective June 13, 1997, the Fund merged with and into the Investor Class shares of the American Century Real Estate Fund (the "ACRE Fund"), a newly created series of American Century Capital Portfolios, Inc. Each shareholder of record as of the close of business on June 13, 1997 received one share of the ACRE Fund for every share of the Fund that they owned. The investment policies of the ACRE Fund are substantially similar to the investment policies of the Fund. RREEF Real Estate Securities Advisors L.P., as sub adviser will be responsible for the investment management of the ACRE Fund's portfolio of investments.








13


14


15


                                [GRAPHIC OMITTED]





                                   RREEF Funds
                      875 North Michigan Avenue, 41st floor
                             Chicago, IL 60611-1901
                                  312-266-9600